Exhibit 10.23

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Consent and First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 7th day of December, 2021, by and among (i) WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”), (ii) Bank, as a Lender, and (iii) TECHTARGET, INC., a Delaware corporation, (“Borrower”) whose address is 275 Grove Street, Newton, Massachusetts 02466.

Recitals

A. Among other indebtedness which may be owing by Borrower to Lenders, Borrower is indebted to Lenders pursuant to, among other documents, that certain Loan and Security Agreement, dated as of October 29, 2021 by and among Borrower, Administrative Agent and the Lenders party thereto (as may be amended, modified, supplemented, or restated from time to time, the “Loan and Security Agreement”). Hereinafter, all indebtedness owing by Borrower to Lenders shall be referred to as the “Indebtedness” and the Loan and Security Agreement and any and all other documents executed by Borrower in favor of Administrative Agent for the ratable benefit of the Lenders and Administrative Agent, shall be referred to as the “Existing Documents.”

B. Borrower has informed Administrative Agent and Lenders that Borrower has prepared a certain Offering Memorandum to be dated on or about December 7, 2021 (the “Offering Memorandum”) pursuant to which the Borrower (i) will offer to issue and sell (the “2021 Offering”) up to $415,000,000.00 aggregate principal amount of convertible senior notes due 2026 (the “2026 Notes”), and (ii) has indicated an intention to repurchase up to $161,000,000.00 aggregate principal amount of its existing 0.125% convertible senior notes due 2025 (the “Repurchase”, and collectively with the 2021 Offering, the “2021 Transactions”).

C. Borrower has requested that the Administrative Agent and the Lenders amend the Loan and Security Agreement to (i) consent to the 2021 Transactions, and (ii) make certain other revisions to the Loan and Security Agreement as more fully set forth herein.

D. Administrative Agent and Lenders have agreed to (i) consent to the 2021 Transactions, and (ii) so amend the Loan and Security Agreement, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan and Security Agreement.
2.
CONSENT. Administrative Agent and Lenders hereby consent to the 2021 Transactions, and such 2021 Transactions shall not, in and of themselves, constitute a “Default” or an “Event of Default”

under Section 7.4 of the Loan Agreement (relative to indebtedness). The consent provided for herein is a one-time consent relating only to the 2021 Transactions, and shall not be deemed to constitute an agreement by Administrative Agent and Lenders to any future consent or waiver of the terms and conditions of the Loan Agreement.
3.
MODIFICATIONS TO LOAN AND SECURITY AGREEMENT.
a.
Section 1.1 (Definitions). The following new defined terms and their respective definitions are hereby inserted alphabetically in Section 1.1 (Definitions) of the Loan and Security Agreement:

“ “2025 Notes” means the 0.125% Convertible Senior Notes due 2025 issued by the Borrower.”

“ “2026 Notes” means the Convertible Senior Notes due 2026 to be issued by the Borrower.”

b.
Section 1.1 (Definitions). The definition of “Notes” in Section 1.1 the Loan and Security Agreement is amended in its entirety and replaced with the following:

“ “Notes” means, collectively, (i) the 2025 Notes and (ii) the 2026 Notes.”

4.
LIMITATION OF AMENDMENTS.
a.
The amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Administrative Agent or Lenders may now have or may have in the future under or in connection with any Loan Document.
b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.
CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.
6.
CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Administrative Agent and Lenders are relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect. Administrative Agent’s and Lenders’ agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Administrative Agent or Lenders to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Administrative Agents, Lenders and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Administrative Agent and Lenders in writing. No maker, endorser, or guarantor will be released by virtue of this

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Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.
7.
RATIFICATION OF STOCK PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Stock Pledge Agreement dated as of October 29, 2021 between Borrower and Administrative Agent, and acknowledges, confirms and agrees that said Stock Pledge Agreement shall remain in full force and effect.
8.
RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of October 29, 2021 between Borrower and Administrative Agent, and acknowledges, confirms and agrees that said Stock Pledge Agreement shall remain in full force and effect.
9.
[RESERVED].
10.
CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; REFERENCE PROVISION. This Amendment constitutes a “Loan Document” as defined and set forth in the Loan and Security Agreement, and is subject to Section 11 of the Loan and Security Agreement, which is incorporated by reference herein.
11.
PAYMENT OF ADMINISTRATIVE AGENT EXPENSES. Borrower agrees to promptly pay all Administrative Agent Expenses incurred by Administrative Agent in connection with this Amendment.
12.
NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
13.
EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due execution and delivery to Administrative Agent of this Amendment by each party hereto, (b) Borrower’s payment to Administrative Agent of Administrative Agent’s legal fees and expenses incurred in connection with this Amendment, and (c) the Borrower’s announcement of the 2021 Offering. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

ADMINISTRATIVE AGENT WESTERN ALLIANCE BANK, AN ARIZONA CORPORATION By: /s/ Christian Perkins Name: Christian Perkins Title: Senior Director	BORROWER TECHTARGET, INC. By: /s/ Daniel T. Noreck Name: Daniel T. Noreck Title: Chief Financial Officer

LENDER:

WESTERN ALLIANCE BANK, AN
ARIZONA CORPORATION

By: /s/ Christian Perkins

Name: Christian Perkins

Title: Senior Director

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